                                                                    EXHIBIT 10.5

                             COLLATERAL AGREEMENT
                             --------------------

          This COLLATERAL AGREEMENT (this "Agreement"), dated as of May 17,
                                           ---------
2001, by and between First Union National Bank, a national banking association, as collateral agent (in such capacity, the "Collateral Agent"), and Mutual Risk
                                            ----------------
Management Ltd., a company organized under the laws of Bermuda (the "Company").
                                                                     -------

          WHEREAS, pursuant to that certain securities purchase agreement dated as of May 8, 2001 (the "Securities Purchase Agreement"), by and among the
                        -----------------------------
Company, certain of its subsidiaries, as Obligors, and XL Insurance Ltd ("XL"),
                                                                          --
First Union Merchant Banking 2001, LLC, High Ridge Capital Partners II, L.P., Century Capital Partners II, L.P., Robert A. Mulderig and Taracay Investors Company (each, a "Purchaser" and, collectively, the "Purchasers"), the Company
                  ---------                          ----------
has agreed to issue $112,500,000 aggregate principal amount of 9 3/8% Convertible Exchangeable Debentures Due 2006;

          WHEREAS, the Company has agreed to deposit $22.5 million of the proceeds of the issuance and sale of the Debentures pursuant to the Securities Purchase Agreement into a Collateral Account (as defined herein) for the benefit of the Holders (as defined herein) on a first priority basis and for the benefit of the Administrative Agent (as defined herein) and the RHINOS Holders (as defined herein) on a second priority, pari passu basis;
                                      ---- -----

          WHEREAS, the parties have entered into this Agreement in order to set forth the conditions upon which, and the manner in which, funds will be disbursed from the Collateral Account.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Defined Terms. In addition to any other defined terms used
               -------------
herein, the following terms shall constitute defined terms for purposes of this Agreement and shall have the meanings set forth below:

          "Administrative Agent" means Bank of America, N.A., as administrative
           --------------------
agent for the lenders under the Credit Agreement.

          "Applied" means that disbursed funds have been applied (i) to the
           -------
payment of interest on the Debentures or (ii) pursuant to Section 6(b)(iii).

          "Available Funds" means (A) the sum of (i) the Initial Amount and (ii)
           ---------------
interest earned on the funds in the Collateral Account (including holdings of U.S. Government Obligations), less (B) the aggregate disbursements previously
                              ----
made pursuant to this Agreement.

          "Business Day" means any day that is not a Saturday, Sunday or a day
           ------------
on which (i) commercial banks in New York City or Charlotte, North Carolina are authorized or required to close or (ii) the New York Stock Exchange is not open for trading.

          "Closing Date" has the meaning set forth in the Securities Purchase
           ------------
Agreement.

          "Collateral" shall have the meaning given in Section 6(a) hereof.
           ----------

          "Collateral Account" shall mean the collateral account established
           ------------------
pursuant to Section 2(b).

          "Collateral Account Statement" shall have the meaning given in Section
           ----------------------------
2(f).

          "Credit Agreement" shall mean the credit agreement dated September 21,
           ----------------
2000, among the Company, Mutual Group, Ltd., the lenders party thereto and the Administrative Agent.

          "Debentures" shall mean the 9 3/8% Convertible Exchangeable Debentures
           ----------
due 2006 of the Company and Convertible Debentures Due 2006 of Newco (as defined in the Securities Purchase Agreement); provided, however, that for all purposes
                                       --------  -------
of this Agreement "Debentures" shall not include the RHINOS Debentures.

          "Holders" shall mean the person or persons listed from time to time in
           -------
the Register as the payee of any Debenture.

          "Initial Amount" shall mean $22.5 million.
           --------------

          "Interest Payment Date" means March 20, June 20, September 20 and
           ---------------------
December 20 of each year until the Maturity Date.

          "Maturity Date" shall mean May 17, 2006.
           -------------

          "Register" shall have the meaning assigned thereto in the Securities
           --------
Purchase Agreement.

          "Required Approvals" has the meaning assigned thereto in the
           ------------------
Securities Purchase Agreement.

          "Requisite Holders" means the Holders of a majority of the principal
           -----------------
amount of outstanding Debentures; provided, however, that (i) the principal
                                  --------  -------
amount of Debentures that have been converted into or exchanged for common stock of the Company and/or Newco (as defined in the Securities Purchase Agreement) shall, solely for purposes of this definition, be deemed to be outstanding and held by the respective holders of such common stock, (ii) at any time when XL holds or has the right to vote a majority in principal amount of outstanding Debentures (other than RHINOS Debentures), "Requisite Holders" shall mean a majority of the principal amount of the outstanding Debentures other than the RHINOS Debentures and (iii) so long as XL holds or has the right to vote at least $50.0 million of the principal amount of Debentures, it will be deemed to own a majority of the principal amount of the outstanding Debentures.

          "Restructuring" has the meaning assigned thereto in the Securities
           -------------
Purchase Agreement.

          "RHINOS" shall mean the Auction Rate Reset Preferred Securities, known
           ------
as "RHINOS," issued by a subsidiary of the Company.

          "RHINOS Debentures" shall mean 9 3/8% Convertible Exchangeable
           -----------------
Debentures due 2006 of the Company issued to any current or former holders of RHINOS or any of their respective affiliates in exchange for an equal principal amount of RHINOS.

          "RHINOS Holders" shall mean the holders from time to time of the
           --------------
RHINOS or the RHINOS Debentures.

          "Subordination Agreement" shall mean the subordination agreement,
           -----------------------
dated the date hereof, by and among the Company, the guarantors named therein, the Holders named therein, the Subordinated Lenders named therein and the other parties thereto.

          "U.S. Government Obligations" shall mean direct obligations (or
           ---------------------------
certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option.

          2.   Collateral Account; Collateral Agent.
               ------------------------------------

          (a)  Appointment of Collateral Agent. The Company hereby appoints the
               -------------------------------
Collateral Agent, and the Collateral Agent hereby accepts appointment, as Collateral Agent, under the terms and conditions of this Agreement.

          (b)  Establishment of Collateral Account. On the Closing Date, the
               -----------------------------------
Collateral Agent shall establish a collateral account entitled the "Collateral Account in favor of the Holders of Mutual Risk Management Ltd.'s Convertible Exchangeable Debentures Due 2006" (the "Collateral Account") at its office
                                        ------------------
located at Charlotte, North Carolina. All funds accepted by the Collateral Agent pursuant to this Agreement shall be held for the exclusive benefit of the Hold-ers, the Administrative Agent and the RHINOS Holders. All such funds shall be held in the Collateral Account until disbursed or paid in accordance with the terms hereof. The Collateral Account, the assets held therein and any U.S. Government Obligations held on behalf of the Collateral Account by the Collateral Agent shall be under the sole dominion and control of the Collateral Agent for the benefit of the Holders, the Administrative Agent and the RHINOS Holders. The Collateral Account shall be a "securities account" and the assets held therein and any U.S. Government Obligations held on behalf of the Collateral Account by the Collateral Agent shall be "financial assets", each within the meaning of Article 8 of the New York Uniform Commercial Code. On the Closing Date, the Purchasers shall deliver the Initial Amount to the Collateral Agent for deposit into the Collateral Account against the Collateral Agent's written acknowledgment and receipt of the Initial Amount.

          (c)  Collateral Agent Compensation. The Company shall pay to the
               -----------------------------
Collateral Agent compensation for services to be performed by it under this Agreement as set forth on Schedule A hereto. The Collateral Agent shall be paid
                          ----------
any compensation owed to it directly by the Company and shall not disburse from the Collateral Account any such amounts. The fees set forth in Section I of Schedule A and the first annual fee set forth in Section II of Schedule A shall
----------                                                     ----------
be due and payable on the date of this Agreement.

          The Company shall reimburse the Collateral Agent upon request for all reasonable expenses, disbursements, and advances incurred or made by the Collateral Agent in implementing any of the provisions of this Agreement, including compensation and the reasonable fees, expenses and disbursements of its counsel. The Collateral Agent shall be paid any such expenses owed to it directly by the Company and shall not disburse from the Collateral Account any such amounts.

          (d)  Investment of Funds in Collateral Account. Funds deposited in the
               -----------------------------------------
Collateral Account shall be invested and reinvested only upon the following terms and conditions:

          (i)  Acceptable Investments. All funds deposited or held in the
               ----------------------
     Collateral Account at any time shall be invested by the Collateral Agent in either (a) U.S. Government Obligations or (b) any money market fund that invests in U.S. Government Obligations and repurchase agreements backed by U.S. Government Obligations, including any money market fund managed by the Collateral Agent and any of its affiliates in accordance with the Company's written instructions from time to time to the Collateral Agent; provided,
                                                                     --------
     however, that the Company shall only designate investment of funds in U.S.
     -------
     Government Obligations maturing in an amount sufficient to and/or generating interest income sufficient to, when added to the balance of funds held in the Collateral Account, provide for the payment of interest on each of the Interest Payment Dates occurring prior to the termination of this Agreement in accor-
     dance with Section 7 hereof to the Holders; provided, further, however,
                                                 --------  -------  -------
     that any such written instruction shall specify the particular investment to be made, shall state that such investment is authorized to be made hereby and in particular satisfies the requirements of the preceding proviso and Section 2(d)(v), shall contain the certification referred to in
     Section 2(d)(ii), if required, and shall be executed by the chief financial officer or other senior officer of the Company. All U.S. Government Obligations shall be assigned to and held in the possession of, or, in the case of U.S. Government Obligations maintained in book entry form with the Federal Reserve Bank, transferred to a book entry account in the name of, the Collateral Agent, for the benefit of the Holders, with such guarantees as are customary.

          (ii)   Security Interest in Investments. No investment of funds in the
                 --------------------------------
     Collateral Account shall be made unless the Company has certified to the Collateral Agent, the Holders, the Administrative Agent and the RHINOS Holders and furnished an opinion of counsel satisfactory to XL that, upon such investment, the Collateral Agent, for the benefit of the Holders, the Administrative Agent and the RHINOS Holders, will have a first priority perfected security interest in the applicable investment. A certificate as to a class of investments need not be issued with respect to individual investments in securities in that class if the certificate applicable to the class remains accurate with respect to such individual investments, which continued accuracy the Collateral Agent may conclusively assume.

          (iii)  Interest. All interest earned on funds invested in accordance
                 --------
     with Section 2(d)(i) hereof shall be deposited in the Collateral Account as additional Collateral for the exclusive benefit of the Holders and shall be reinvested in accordance with the terms hereof at the Company's written instruction.

          (iv)   Limitation on Collateral Agent's Responsibilities. The
                 -------------------------------------------------
     Collateral Agent's sole responsibilities under this Section 2 shall be (A) to follow the Company's written instructions given in accordance with
     Section 2(d)(i), (B) to invest and reinvest funds pursuant to this Section 2(d) and (C) to use reasonable efforts to reduce to cash any investment made in accordance with Section 2(d)(i) hereof as may be required to fund any disbursement or payment in accordance with Section 3. Except as provided in Section 6, the Collateral Agent shall have no other responsibilities with respect to perfecting or maintaining the perfection of the Collateral Agent's security interest in the Collateral and shall not be required to file any instrument, document or notice in any public office at any time or times. In connection with clause (C) above, the Collateral Agent shall liquidate those U.S. Government Obligations having the lowest interest rate per annum or if none such exist, those having the nearest maturity, in all cases as directed in writing by the Company.

          (v)    Manner of Investment. Funds deposited in the Collateral Account
                 --------------------
     shall initially be invested in a manner such that such investments shall have such maturities and/or interest payment dates such that funds will be available with respect to each such Interest Payment Date no later than the time the Collateral Agent is required to disburse such funds to the Holders pursuant to Section 3. The Collateral Agent shall have no responsibility for determining whether funds held in the Collateral Account shall have been invested in such a manner as to comply with the requirements of this clause (v).

          (e)    Substitution of Collateral Agent. The Collateral Agent may
                 --------------------------------
resign by giving no less than 30 days' prior written notice to the Company. Such resignation shall take effect upon the later to occur of (i) delivery of all funds and U.S. Government Obligations maintained by the Collateral Agent hereunder and copies of all books, records, plans and other documents in the Collateral Agent's possession relating to such funds or U.S. Government Obligations or this Agreement to a successor collateral agent mutually approved by the Company, the Requisite Holders, the Administrative Agent and the holders of a majority in aggregate liquidation preference of the RHINOS (which approvals shall not be unreasonably withheld or delayed) and (ii) the Company and such successor Collateral Agent entering into this Agreement or any written successor agreement no less favorable to the interests of the Holders, the Administrative Agent and the RHINOS Holders than this Agreement; and the Collateral Agent shall thereupon be discharged of all obligations under this Agreement and shall have no further duties, obligations or responsibilities in connection herewith, except as set forth in Section 4. If a successor collateral agent has not been appointed or has not accepted such appointment within 30 days after notice of resignation is given to the Company, the Collateral Agent may apply to a court of competent jurisdiction (including a court in Charlotte, North Carolina) for the appointment of a successor collateral agent.

          (f)    Collateral Account Statement. The Collateral Agent shall
                 ----------------------------
deliver on a monthly basis to the Company, and the Company shall promptly transmit a copy thereof to the Holders, the Administrative Agent and the RHINOS Holders, a statement setting forth with reasonable particularity the balance of funds then in the Collateral Account and the assets held in the Collateral Account as well as a statement of transaction activity ("Collateral Account
                                                         ------------------
Statement").
---------

          3.     Disbursements.
                 -------------

          (a)    Disbursements to Holders on Interest Payment Dates and Upon
                 -----------------------------------------------------------
Acceleration. Unless an Event of Default (as defined in any Debenture) has
------------
occurred and the indebtedness represented by the Debentures has been accelerated and has become due and payable, or unless the Redemption Right (as defined in the Debenture) has been exercised, as evidenced to the Collateral Agent by written instructions from the Requisite Holders (in which event the Collateral Agent shall apply all Available Funds as required by Section 6(b)(iii)), then as soon as practicable on any Interest Payment Date, but in no event later than 11:00 a.m. on such Interest Payment Date, the Collateral Agent shall disburse funds from the Collateral Account to the Holders on a pro rata basis in an amount equal to the amount of interest due on all outstanding Debentures by wire or book-entry transfer of immediately available funds to such account(s) as specified in writing to the Collateral Agent by the Holders. In the event that the amount remaining in the Collateral Account is less than the aggregate amount due to the Holders on any Interest Payment Date, the Collateral Agent shall disburse all remaining funds in the Collateral Account to the Holders pro rata by wire or book-entry transfer of immediately available funds to such account(s) as specified in writing to the Collateral Agent by such Holders.

          (b)    Disbursement to Company After Restructuring. Unless an Event of
                 -------------------------------------------
Default (as defined in any Debenture) has occurred and the indebtedness represented by the Debentures has been accelerated and has become due and payable, as evidenced to the Collateral Agent by written instructions from the Requisite Holders (in which event the Collateral Agent shall apply all Available Funds as required by Section 6(b)(iii)), then upon receipt by the Collateral Agent, the Holders, the Administrative Agent and the RHINOS Holders of a written notice from the Company certifying that at least 90 days prior to the date of such notice the Restructuring shall have been completed and the Company has received all Required Approvals, the Collateral Agent shall release all remaining funds in the Collateral Account to such account specified in writing by the Company as soon as practicable, but in any event no earlier than 10 Business Days following receipt of such notice; provided, however, that the
                                                --------  -------
Requisite Holders have not objected to such disbursement request within or prior to such 10 Business Days on the basis that such certification is not true.

          4.     Collateral Agent.
                 ----------------

          (a)    Limitation of the Collateral Agent's Liability;
                 -----------------------------------------------
Responsibilities of the Collateral Agent. The Collateral Agent's duties and
----------------------------------------
responsibilities are fully set forth herein and the Collateral Agent shall have no duties or responsibilities other than those set forth herein. The Collateral Agent's responsibility and liability under this Agreement shall be limited as follows: (i) the Collateral Agent does not represent, warrant or guaranty to the Holders, the Administrative Agent or the RHINOS Holders from time to time the performance of the Company; (ii) the Collateral Agent shall have no responsibility to the Company, the Holders, the Administrative Agent or the RHINOS Holders as a consequence of performance or non-performance by the Collateral Agent hereunder, except for any gross negligence or willful misconduct of the Collateral Agent; (iii) the Company shall remain solely responsible for all aspects of the Company's business and conduct; (iv) the Collateral Agent does not guarantee any return and is not liable for any losses as long as the investment directions are followed and (v) the Collateral Agent is not obligated to supervise or inspect the Company or inform any third party of any matter referred to above.

          No implied covenants or obligations shall be inferred from this Agreement against the Collateral Agent, nor shall the Collateral Agent be bound by the provisions of any agreement beyond the specific terms hereof. Specifically and without limiting the foregoing, the Collateral Agent shall in no event have any liability in connection with its investment, reinvestment or liquidation, in good faith and in accordance with the terms hereof, of any funds or U.S. Government Obligations held by it hereunder, including without limitation any liability for any delay not resulting from gross negligence or willful misconduct of the Collateral Agent in such investment, reinvestment or liquidation, or for any loss of principal or income incident to any such delay.

          The Collateral Agent, the Holders, the Administrative Agent and the RHINOS Holders shall be entitled to rely upon any judicial order or judgment, upon any written opinion of counsel or upon any certification, instruction, notice, or other writing delivered to it by the Company or the Holders in compliance with the provisions of this Agreement without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          At any time the Collateral Agent may request in writing an instruction in writing from the Company, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder; provided, however, that the Collateral Agent shall state in such
           --------  -------
request that it believes in good faith that such proposed course of action is consistent with another identified provision of this Agreement. The Collateral Agent shall not be liable to the Company for acting without the Company's consent in accordance with such a proposal on or after the date specified therein if (i) the specified date is at least two Business Days after the Company receives the Collateral Agent's request for instructions and its proposed course of action, and (ii) prior to so acting, the Collateral Agent has not received the written instructions requested from the Company.

          The Collateral Agent may act pursuant to the written advice of counsel chosen by it with respect to any matter relating to this Agreement and (subject to Section 4(a)(ii)) shall not be liable for any action taken or omitted in accordance with such advice.

          The Collateral Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          In the event of any ambiguity in the provisions of this Agreement with respect to any funds or property deposited hereunder, the Collateral Agent shall be entitled to refuse to comply with any and all claims, demands or instructions with respect to such funds or property, and the Collateral Agent shall not be or become liable for its failure or refusal to comply with conflicting claims, demands or instructions. The Collateral Agent shall be entitled to refuse to act until either any conflicting or adverse claims or demands shall have been finally determined by a court of competent jurisdiction or settled by agreement between the conflicting claimants as evidenced in a writing, satisfactory to the Collateral Agent, or the Collateral Agent shall have received security or an indemnity satisfactory to the Collateral Agent sufficient to save the Collateral Agent harmless from and against any and all loss, liability or expense which the Collateral Agent may incur by reason of its acting or failure to act. The Collateral Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Collateral Agent may deem necessary.

          No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

          5.     Indemnity. The Company shall indemnify, hold harmless and
                 ---------
defend the Collateral Agent and its directors, officers, agents, employees and controlling persons, from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees and claims for damages, arising from the Collateral Agent's performance under this Agreement, except to the extent that such liability, expense or claim is directly attributable to the gross negligence or willful misconduct of any of the foregoing persons. The obligations of the Company under this Section shall survive any termination, satisfaction or discharge of this Agreement, as well as the resignation or removal of the Collateral Agent.

          6.     Grant of Security Interest; Instructions to Collateral Agent.
                 ------------------------------------------------------------

          (a) The Company hereby (i) irrevocably grants a first priority security interest in and charges, pledges, assigns, transfers and sets over to the Collateral Agent for the ratable benefit of the Holders and (ii) irrevocably grants a second priority security interest in and charges, pledges, assigns, transfers and sets over to the Administrative Agent and the RHINOS Holders, in each case, all of the Company's right, title and interest in the Collateral Account, and all property now or hereafter placed or deposited in, or delivered to the Collateral Agent for placement or deposit in, the Collateral Account, including, without limitation, all funds held therein, all U.S. Government Obligations held by (or otherwise maintained in the name of) the Collateral Agent pursuant to Section 2, and all proceeds thereof as well as all rights of the Company under this Agreement (collectively, the "Collateral"), in order to
                                                     ----------
secure (1) all obligations and indebtedness of the Company under the Debentures and any other obli-
gation, now or hereafter arising, of every kind and nature, owed by the Company under the Debentures to the Holders on a first priority, pari passu basis and
                                                         ---- -----
(2) the "Obligations" (as defined in the Credit Agreement), all indebtedness, liabilities and obligations arising under or pursuant to the RHINOS, and any subrogation rights that the Administrative Agent or any RHINOS Holder may have under the Subordination Agreement on a second priority, pari passu basis. The
                                                        ---- -----
Collateral Agent hereby acknowledges its security interest as set forth above. The Company shall take all actions necessary on its part to insure the continuance of a first priority security interest in the Collateral in favor of the Collateral Agent in order to secure all such obligations and indebtedness.

          (b) The Company hereby irrevocably instructs the Collateral Agent to, and the Collateral Agent shall (without further consent by the Company):

          (i) (A) maintain sole dominion and control over funds and any investment made in accordance with Section 2(d)(i) hereof in the Collateral Account for the benefit of the Holders to the extent specifically required herein, (B) take all reasonable steps requested by XL or, so long as not inconsistent with any request or direction by XL, the Administrative Agent or the RHINOS Holders to cause the Collateral Agent for the benefit of the Holders to enjoy a continuous perfected first priority security interest (perfected by control) and to cause the Collateral Agent, for the benefit of the Administrative Agent and the RHINOS Holders to enjoy a continuous perfected second priority security interest (perfected by control) under the New York Uniform Commercial Code and any applicable law of the State of New York in all U.S. Government Obligations purchased hereunder that are not certificated and (C) take such action as the Company, the Requisite Holders, the Administrative Agent or the holders of a majority in aggregate liquidation preference of the RHINOS may direct in writing which are within the control of the Collateral Agent in order to maintain the Collateral free and clear of all liens, security interests, safekeeping or other charges, demands and claims against the Collateral Agent of any nature now or hereafter existing in favor of anyone other than the Collateral Agent, for the benefit of the Holders, the Administrative Agent and the RHINOS Holders;

          (ii) promptly notify the Holders, the Administrative Agent and the RHINOS Holders if the Collateral Agent receives written notice that any persons, other than the Collateral Agent for the benefit of the Holders, the Administrative Agent and the RHINOS Holders has a lien or security interest upon any portion of the Collateral;

          (iii) upon acceleration of the maturity date of any Debenture or upon exercise of the Redemption Right (as defined in the Debentures), as evidenced to the Collateral Agent by written instructions from the Requisite Holders, (x) first, disburse all such Available Funds held as collateral to the Holders (pro rata in accordance with the
                                --- ----
     proportion of Debentures held) as the Requisite Holders may direct by such written instructions, as promptly as practicable, and transfer title to such assets held by the Collateral Agent hereunder to the Holders as the Requisite Holders may direct by such written instructions and, (y) second, disburse the remaining Available Funds held as collateral to the Administrative Agent and the RHINOS Holders (pro rata in accordance with
                                                  --- ----
     the principal amount of the secured obligations held), and transfer title to all such remaining assets held by the Collateral Agent hereunder to the Administrative Agent and the RHINOS Holders (pro rata in accordance with
                                                  --- ----
     the principal amount or liquidation preference, as the case may be, of the secured obligations held). Notwithstanding any other provision contained in this Agreement, the Collateral Agent shall act solely as the Holders', the Administrative Agent's and the RHINOS Holders' agent in connection with its duties under this Section 6 or any other duties herein relating to the Collateral Account or any funds or U.S. Government Obligations held thereunder. The Collateral Agent shall not have any right to receive compensation from the Holders, the Administrative Agent or the RHINOS Holders and shall have no authority to obligate the Holders, the Administrative Agent or the RHINOS Holders or to compromise or pledge its security interest hereunder, except as provided herein. Accordingly, the Collateral Agent is hereby directed to cooperate with the Holders, the Administrative Agent and the RHINOS Holders in the exercise of its rights in the Collateral provided for herein; and

          (iv) comply with all "entitlement orders" (as defined in the New York Uniform Commercial Code) of XL, and so long as not inconsistent with any such entitlement orders received from XL, comply with all entitlement orders of the Administrative Agent.

          (c) Upon demand, the Company will execute and deliver to the Collateral Agent such instruments and documents as the Collateral Agent may reasonably deem necessary or advisable to confirm or perfect the rights of the Collateral Agent under this Agreement and the Collateral Agent's interest in the Collateral. The Collateral Agent, the Holders, the Administrative Agent and the RHINOS Holders shall be entitled to take all necessary action to preserve and protect the security interest created hereby as a lien and encumbrance upon the Collateral for the benefit of the Holders, the Administrative Agent and the RHINOS Holders.

          (d) With respect to each Interest Payment Date (as defined in the Debentures), the Company will provide to the Collateral Agent, no later than three Business Days following the immediately preceding March 1, June 1, September 1 and December 1, respectively, the name, principal amount held, address, tax identification number, wire instructions and interest payment amount for each of the Holders.

     7.   Termination. This Agreement shall terminate automatically ten (10)
          -----------
Business Days following disbursement of all funds remaining in the Collateral Account (including U.S. Government Obligations), unless sooner terminated by agreement of the Company, the Collateral Agent and the Requisite Holders. Notwithstanding the foregoing, the obligations of the Company under Section 2(c) and Section 5 (and any existing claims thereunder) shall survive termination of this Agreement and the resignation or removal of the Collateral Agent and until such termination is effective, the Company will cause this Agreement (or any permitted successor agreement) to remain in effect and will cause there to be an Collateral Agent (including any permitted successor thereto) acting hereunder (or under any such permitted successor agreement).

          8.   Miscellaneous.
               -------------

          (a)  Waiver. Any breach of this Agreement by any party may be
               ------
specifically waived by a written agreement signed by the Company, the Collateral Agent, the Requisite Holders, the Administrative Agent and the holders of a majority in aggregate liquidation preference of the RHINOS, but no such waiver shall be deemed to have been given unless specifically designating the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

          (b)  Invalidity. If for any reason whatsoever any one or more of the
               ----------
provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

          (c)  Assignment. This Agreement is personal to the parties hereto, and
               ----------
the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties and the Requisite Holders. Notwithstanding the foregoing, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

          (d)  Benefit. The parties hereto and their successors and permitted
               -------
assigns, but no others, shall be bound hereby and entitled to the benefits hereof; provided, however, that the Holders, the Administrative Agent, the
        --------  -------
lenders under the Credit Agreement and the RHINOS Holders and their permitted assigns shall be entitled to the benefits hereof and to enforce this Agreement.

          (e)  Time. Time is of the essence with respect to each provision of
               ----
this Agreement.

          (f)  Entire Agreement; Amendments. This Agreement contains the entire
               ----------------------------
agreement among the parties with respect to the holding, investment and disbursement of funds held in the Collateral Account and sets forth in their entirety the obligations and duties of the Collateral Agent with respect to funds held in the Collateral Account. This Agreement may be amended only by a writing signed by a duly authorized representative of each party hereto.

          (g)  Notices. All notices and other communications required or
               -------
permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; (b) three Business Days following the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested, addressed as set forth below; (c) when transmitted by telecopy with verbal confirmation of receipt by the telecopy operator to the telecopy number set forth below; or (d) two Business Days following the day timely delivered to a next-day air courier addressed as set forth below:

          To the Collateral Agent:


          First Union National Bank
          401 S. Tryon Street
          12th Floor
          Charlotte, North Carolina  28078
          Attention:  Corporate Trust Department
          Telephone:  (704) 383-3503
          Facsimile:  (704) 383-7316

          To the Holders:

          XL Insurance Ltd
          c/o XL Capital Ltd.
          XL House
          One Bermudiana Road
          Hamilton HM 11
          Bermuda
          Attention:  Paul Giordano
          Telecopy:   (441) 292-8618
          Telephone:  (441) 294-7162

          First Union Merchant Banking 2001, LLC
          One First Union Center - 12th Floor
          301 South College Street
          Charlotte, North Carolina  28288-0732
          Attention:  Wellford Tabor
          Telephone:  (704) 374-4540
          Facsimile:  (704) 374-6711

          High Ridge Capital Partners II, L.P.
          105 Rowayton Avenue
          Rowayton, Connecticut  06853
          Attention:  James L. Zech
          Telephone:   (203) 831-0104
          Facsimile:  (203) 831-0480

          Century Capital Partners II, L.P.
          c/o Century Capital Management, Inc.
          One Liberty Square
          Boston, Massachusetts  02109
          Attention:  Craig Eisenacher
          Telephone:   (617) 482-3060
          Facsimile:  (617) 542-9398

          Taracay Investors Company
          104 Wallacks Point
          Stamford, Connecticut  06902
          Attention:  Robert Clements
          Telephone:   (203) 862-4343
          Facsimile:  (203) 625-8366

          To the Administrative Agent:

          Bank of America, N.A., as
          Administrative Agent
          231 S. LaSalle Street
          Chicago, Illinois  60697
          Attention:  Mehul Meht
          Telephone:   (312) 828-2147
          Facsimile:  (312) 987-0889

          To the RHINOS Holders:

          Intrepid Funding Master Trust
          c/o Wilmington Trust Company
          as Owner-Trustee
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware  19890
          Attention:  Mary Kay Pupillo
          Telephone:   (302) 651-8558
          Facsimile:  (302) 651-8882

          Banc of America Securities LLC
          9 West 57th Street
          New York, New York  10019
          Attention:  William Caccamise
          Telephone:   (212) 847-5109
          Facsimile:  (212) 847-5124

          To the Company:

          Mutual Risk Management Ltd.
          44 Church Street
          Hamilton HM12
          Bermuda
          Attention:  Chief Executive Officer
          Telecopy:    (441) 292-1867
          Telephone:  (441) 295-5688

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section; provided, however, that
                                                       --------  -------
notices to the Collateral Agent shall be deemed to have been duly given and received upon actual receipt at the offices of the Collateral Agent specified herein.

          (h)  Counterparts. This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (i)  Captions. Captions in this Agreement are for convenience only and
               --------
shall not be considered or referred to in resolving questions of interpretation of this Agreement.

          (j)  Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE
               -----------------------------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. IN ADDITION, THE LAWS OF THE STATE OF NEW YORK SHALL ALSO CONSTITUTE THE SECURITIES INTERMEDIARY'S JURISDICTION UNDER SECTION 8-110(e)(1) OF THE NEW YORK UNIFORM COMMERCIAL CODE AND SHALL GOVERN THE COLLATERAL AGENT IN ITS CAPACITY AS SECURITIES INTERMEDIARY. ANY DISPUTE UNDER THIS AGREEMENT THAT IS NOT SETTLED BY MUTUAL CONSENT SHALL BE FINALLY ADJUDICATED BY ANY FEDERAL OR STATE COURT SITTING IN THE CITY, COUNTY AND STATE OF NEW YORK, AND THE COMPANY CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUCH DISPUTE. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (k) The Company hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes the legal, valid and binding obligation of the Company. The execution, delivery and performance of this Agreement by the Company does not violate any applicable law or regulation to which the Company is subject and does not require the consent of any governmental or other regulatory body to which the Company is subject, except for such consents and approvals as have been obtained and are in full force and effect.

          (l) The Collateral Agent hereby represents and warrants that this Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have executed and delivered this Collateral Agreement as of the day first above written.

                                   FIRST UNION NATIONAL BANK,
                                     as Collateral Agent

                                   By: /s/ Paul F. Anatrella
                                       -------------------------------
                                       Name:  Paul F. Anatrella
                                       Title: Vice President

                                   MUTUAL RISK MANAGEMENT LTD.

                                   By: /s/ Elizabeth B. Price
                                       -------------------------------
                                       Name:  Elizabeth B. Price
                                       Title: Secretary

AGREED TO AND ACCEPTED BY:

BANK OF AMERICA, N.A.,
as Administrative Agent and Lender

By: /s/ Gary R. Peet
   --------------------------------
   Name:  Gary R. Peet
   Title: Managing Director

FLEET NATIONAL BANK,
as Lender

By: /s/ Anson Harris
   --------------------------------
   Name:  Anson Harris
   Title: Director

FIRST UNION NATIONAL BANK,
as Lender

By: /s/ Gail M. Golightly
   --------------------------------
   Name:  Gail M. Golightly
   Title: Senior Vice President

NATIONAL WESTMINSTER BANK PLC,
as Lender

By: /s/ Jon Bowring
   --------------------------------
   Name:  Jon Bowring
   Title: Senior Corporate Manager, Insurance

INTREPID FUNDING MASTER TRUST,
as RHINOS Holder and RHINOS Debenture Holder

Wilmington Trust Company
not in its individual capacity
but solely as Owner-Trustee

By: /s/ Mary Kay Pupillo
   --------------------------------
   Name:  Mary Kay Pupillo
   Title: Senior Financial Services Officer

XL INSURANCE LTD,
as Debenture Holder

By: /s/ Clive Tobin
    -------------------------------
   Name:  Clive Tobin
   Title: President & Chief Executive Officer


FIRST UNION MERCHANT BANKING
2001, LLC, as Debenture Holder

By: /s/ Frederick W. Eubank,II
    -------------------------------
   Name:  Frederick W. Eubank, II
   Title: Partner


HIGH RIDGE CAPITAL PARTNERS II, L.P.,
as Debenture Holder

By: /s/ Steven J. Tynan
   --------------------------------
   Name:  Steven J. Tynan
   Title: President, Liberty Street Corp.
              As general partner of Liberty Street Partners LP
              As member of High Ridge GP II LLC
              As general partner of High Ridge Capital Partners II LP


CENTURY CAPITAL PARTNERS II, L.P.,
as Debenture Holder

By: /s/ Craig Eisenacher
    -------------------------------
   Name:  Craig Eisenacher
   Title: Managing Member


ROBERT A. MULDERIG,
as Debenture Holder

By: /s/ Robert A. Mulderig
    -------------------------------
   Name:  Robert A. Mulderig

TARACAY INVESTORS COMPANY,
as Debenture Holder

By: /s/ Robert Clements
   -------------------------------
   Name:  Robert Clements
   Title:

                                  Schedule A
                                  ----------

                               SCHEDULE OF FEES
                           COLLATERAL AGENT SERVICES
                            Mutual Risk Management
                                 May 17, 2001

I.     ACCEPTANCE FEE (Payable in advance)        $1500 Per Collateral Account

          Initial fee for reviewing documents, communication with counsel and other parties connected with the financing, setting up accounts and administration records.

          Legal Review to Nexson Pruet Jacobs & Pollard, LLC of $2,500

II.    ANNUAL ADMINISTRATION FEE
       (Payable in advance, non-proratable)       $4000 Per Collateral Account

          Day-to-day administration of governing documents, maintenance of investments, communications with obligor and providing statements, and other duties defined in the Collateral Agreement.

III.   OUT-OF-POCKET EXPENSES                     Billed at Cost

          Advance or Out-of-Pocket expenses including but not limited to postage, legal, telephone, freight, courier and express mail.

IV.    INVESTMENT MANAGEMENT
       OPTIONS

       A.   Securities Transactions (Buy/Sell/Collateral
            Substitution)                                   $50 Per Transaction

       B.   Automatic Cash Management
            (Selected Money Market Funds)                   Floating Rate, net of expenses

V.     ACTIVITY CHARGES

       A.   Wire Transfers/Assignment Processing            $50 Per Wire

       B.   Check Disbursements                             $15 Per Check